UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 12, 2015
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 13, 2015, Nordstrom, Inc. issued a press release announcing that effective February 12, 2015, the Board of Directors of the Company, upon recommendation of its Corporate Governance and Nominating Committee, appointed Shellye L. Archambeau, Chief Executive Officer of MetricStream, Inc. to the Board of Directors of Nordstrom. Ms. Archambeau has been appointed to the Audit and Technology Committees of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
As a nonemployee director, Ms. Archambeau will receive compensation for her services on the Board equivalent to the cash retainer and common stock award compensation described under the caption "Director Compensation" of the Company's proxy statement that was filed with the Securities and Exchange Commission on March 27, 2014. She will also be eligible to participate in the Company's other compensation benefit plans and programs for nonemployee directors as described in the proxy statement.
The Company plans to enter into its standard Independent Director Indemnification Agreement with Ms. Archambeau, the form of which was filed with the Securities and Exchange Commission. Ms. Archambeau and the Company are not parties to any transaction requiring disclosure under Item 404(a) of Regulation S-K.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 12, 2015, the Board of Directors of the Company approved an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). Section 3 of Article III is revised to increase the maximum number of directors from twelve (12) to thirteen (13).
The foregoing summary of the amendments contained within the Company’s Amended and Restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01 Other Events
On February 13, 2015, Nordstrom, Inc. issued a press release announcing that its Board of Directors has approved a quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits

3.1	Bylaws, as amended and restated on February 12, 2015.
99.1	Press release of Nordstrom, Inc., dated February 13, 2015.
99.2	Press release of Nordstrom, Inc., dated February 13, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Date: February 17, 2015

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

3.1	Bylaws, as amended and restated on February 12, 2015.
99.1	Press release of Nordstrom, Inc., dated February 13, 2015.
99.2	Press release of Nordstrom, Inc., dated February 13, 2015.